UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ___ )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 14a-12

Meridian Bioscience, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Your Vote Counts!
MERIDIAN BIOSCIENCE, INC. 2022 Annual Meeting Vote by January 25, 2022 11:59 PM ET

MERIDIAN BIOSCIENCE, INC. 3471 RIVER HILLS DRIVE CINCINNATI, OH 45244

D63151-P64021

You invested in MERIDIAN BIOSCIENCE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 26, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 12, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	Election of Directors
Nominees:
	01) JAMES M. ANDERSON	05) JOHN C. MCILWRAITH	For
	02) ANTHONY P. BIHL III	06) JOHN M. RICE, JR.
	03) DWIGHT E. ELLINGWOOD	07) CATHERINE A. SAZDANOFF
	04) JACK KENNY	08) FELICIA WILLIAMS

2.	Ratification of the appointment of Ernst & Young LLP as Meridian’s independent registered public accounting firm for fiscal year 2022.		For

3.	Approval on an advisory basis of the compensation of named executive officers, as disclosed in the Proxy Statement (“Say-on-Pay” Proposal).		For

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof. Only shareholders of record at the close of business on December 2, 2021 are entitled to notice of and to vote at the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D63152-P64021